Taxes - Components of deferred tax assets and liabilities (Details) - USD ($)	Jun. 30, 2021	Dec. 31, 2020
Deferred tax assets:
Allowance for doubtful accounts and other reserves and impairments	$ 6,528,124	$ 4,464,601
Valuation allowance	(6,528,124)	(4,464,601)
Total	0	0
Deferred tax liability:
Increase in fair value of intangible assets acquired through acquisition	$ 0	1,905,442
Impairment of intangible assets acquired through acquisition		$ (1,905,442)